                                                                   EXHIBIT 10.64



                 AMENDMENT NO. 3 AND CONSENT TO CREDIT AGREEMENT


        THIS AMENDMENT NO. 3 AND CONSENT TO CREDIT AGREEMENT, dated as of January 21, 2002 (this "Amendment No. 3"), is made by and among NEXTEL PARTNERS OPERATING CORP., a Delaware corporation (the "Borrower"), the various financial institutions (collectively, the "Lenders") parties to the Credit Agreement (defined below) which are parties hereto, the various other Obligors (as defined in the Credit Agreement), CREDIT SUISSE FIRST BOSTON (as successor in interest to DLJ Capital Funding, Inc.) as syndication agent, lead arranger and sole book running manager (collectively the "Syndication Agent") for the Lenders under the Credit Agreement, THE BANK OF NEW YORK, as the documentation agent (the "Documentation Agent") for the Lenders under the Credit Agreement and BANK OF MONTREAL ("BOM"), as the administrative agent (the "Administrative Agent") for the Lenders under the Credit Agreement (the Syndication Agent, the Documentation Agent and the Administrative Agent are collectively referred to herein as the "Agents" and each as an "Agent").

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Lenders and the Agents are current parties to that certain Amended and Restated Credit Agreement, dated as of September 9, 1999 (as subsequently amended or modified, including pursuant to this Amendment No. 3, the "Credit Agreement");

        WHEREAS, pursuant to a commitment letter, dated December 4, 2001, among the Borrower, Credit Suisse First Boston ("CSFB"), Deutsche Banc Alex. Brown, Inc. ("DBAB") and Deutsche Bank AG New York Branch ("DB"), CSFB and DB each committed, severally (and not jointly), to provide $25,000,000 of additional Term Loan Commitments to the Borrower (such Commitments being herein referred to as "Term-D Loan Commitments" and such Term Loans being herein referred to as "Term-D Loans");

        WHEREAS, subject to the terms hereof, the parties hereto desire (i) to consent to the making of the Term-D Loans and (ii) to amend the Credit Agreement as set forth in this Amendment No. 3 solely for the purpose of accommodating the making of the Term-D Loan Commitments and the Term-D Loans; and

        WHEREAS, the parties desire to treat the Term-D Loan Commitments as if they were additional Term Loan Commitments pursuant to Section 2.1.3 of the Credit Agreement; and

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

        Unless otherwise defined herein, capitalized terms used herein shall have the same meanings provided in the Credit Agreement. The following additional terms, as used herein, shall have the following respective meanings:

        "Administrative Agent" is defined in the preamble hereto.

        "Agents" is defined in the preamble hereto.

        "Amendment No. 3" is defined in the preamble hereto.

        "Amendment No. 3 Effective Date" means the date on which all conditions set forth in Article III hereof have been satisfied and the Term-D Loans have been made.

        "BOM" is defined in the preamble hereto.

        "Borrower" is defined in the preamble hereto.

        "CSFB" is defined in the second recital hereto.

        "Credit Agreement" is defined in the first recital hereto.

        "DB" is defined in the second recital hereto.

        "DBAB" is defined in the second recital hereto.

        "Documentation Agent" is defined in the preamble hereto.

        "Guarantor" means any Obligor under any Guaranty.

        "Guaranty" means, as the context may require, any Subsidiary Guaranty or the Parent Guaranty and Pledge Agreement.

        "Lenders" is defined in the preamble hereto.

        "Security Documents" is defined in Subpart 4.1 hereto.

        "Syndication Agent" is defined in the preamble hereto.

        "Term-D Loan Commitments" is defined in the second recital hereto.

        "Term-D Loan Fee Letter" means the confidential fee letter dated as of December 4, 2001 among the Borrower, CSFB, DBAB and DB.

        "Term-D Loans" is defined in the second recital hereto.


                                   ARTICLE II
                     CONSENT; AMENDMENTS TO CREDIT AGREEMENT

        Subject to the terms and conditions set forth herein, and in reliance on the representations and warranties of the Obligors contained herein, (i) the Agents and the Lenders hereby consent to the making of the Term-D Loans to the Borrower and the incurrence by the Borrower of the Indebtedness in respect thereof, and (ii) the parties hereto agree that the Credit Agreement is hereby amended, as of the Amendment No. 3 Effective Date (or such later date as may be specified in this Article II with respect to particular amendments), in accordance with this Article II.

        SUBPART 2.1. Amendments to Certain Definitions Set Forth in Section 1.1.

        (a) The following definitions of the Credit Agreement are hereby amended and restated to read in full as follows:

                      "Commitment" means, as the context may require, a Lender's
               Term-B Loan Commitment, Term-C Loan Commitment, Term-D Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment.

                      "Commitment Amount" means, as the context may require, the
               Term-B Loan Commitment Amount, the Term-C Loan Commitment Amount, the Term-D Loan Commitment Amount, the Revolving Loan Commitment Amount or the Letter of Credit Commitment Amount.

                      "Commitment Termination Date" means, as the context may
               require, the Term-B Loan Commitment Termination Date, the Term-C Loan Commitment Termination Date, the Term-D Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

                      "Guarantor" means any Obligor under any Guaranty.

                      "Guaranty" means, as the context may require, any
               Subsidiary Guaranty or the Parent Guaranty and Pledge Agreement.

                      "Loan Document" means this Agreement, Amendment No. 3, the
               Notes, the Letters of Credit, each Rate Protection Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender relating to Hedging Obligations of the Borrower or any of its Subsidiaries, each Borrowing Request, each Issuance Request, the Fee Letter, the Term-C Loan Fee Letter, the Term-D Loan Fee Letter, the Subsidiary Guaranty, each Mortgage (upon execution and delivery thereof), each Security Document, the Realco Agreement, the Management Agreement and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

                      "Note" means, as the context may require, a Revolving
               Note, a Term-B Note, a Term-C Note or a Term-D Note.

                      "Percentage" means (i) relative to any Lender holding
               Term-B Loans, Term-C Loans or Revolving Loans, as the case may be, the percentage set forth opposite its name on Schedule II A hereto under the applicable column heading for such Loans, or, if applicable, the percentage set forth in any Lender

               Assignment Agreement(s) relating to such Lender and any such Loans under the applicable column heading for such Loans, in each case as such percentages may have been adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to
               Section 10.11; and (ii) relative to any Lender holding Term-D Loans, the percentage set forth opposite the name of such Lender on Schedule I of Amendment No. 3, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11. A Lender shall not have any Commitment to make Revolving Loans, Term-B Loans, Term-C Loans or Term-D Loans (as the case may be) if its percentage under the respective column heading is zero.

                      "Required Balance" means an amount equal to the lesser of
               (a) $275,000,000 (as such amount may be increased through additional Term Loan Commitments and/or Revolving Loan Commitments pursuant to Section 2.1.3 or otherwise) and (b) the aggregate outstanding principal amount of all Loans (other than Term-C Loans and Term-D Loans) and Letter of Credit Outstandings.

                      "Stated Maturity Date" means (i) in the case of any
               Revolving Loan, the eighth anniversary of the Closing Date, (ii) in the case of any Term-B Loan, the ninth anniversary of the Closing Date, (iii) in the case of any Term-C Loan, July 29, 2008, (iv) in the case of any Term-D Loan, July 29, 2008, or, in the case of any such day that is not a Business Day, the first Business Day following such day.

                      "Term-B Loan Commitment" means the commitment to make
               Term-B Loans pursuant to Section 2.1.1 of the credit agreement, dated January 29, 1999 among the Borrower, the Agents and the Lenders.

                      "Term-B Loan Commitment Termination Date" means the date
               on which the initial Borrowing of Term-B Loans is made.

                      "Term Loan" means a Term-B Loan, Term-C Loan or a Term-D
               Loan.

                      "Term Loan Commitment" means, as the context may require,
               a Term-B Loan Commitment, a Term-C Loan Commitment, a Term-D Loan Commitment or a commitment to make term loans pursuant to Section 2.1.3.

                      "Term Note" means a Term-B Note, a Term-C Note or a Term-D
               Note.

                      "Tranche" means, as the context may require, the Loans
               constituting Term-B Loans, Term-C Loans, Term-D Loans or Revolving Loans.

        (b) Clause (b) of the definition of "Applicable Margin" set forth in
        Section 1.1 of the Credit Agreement is hereby amended and restated to read in full as follows:

                      "(b) with respect to the unpaid principal amount of each
               Term-C Loan or Term-D Loan maintained as a (i) Base Rate Loan, 3.25% per annum and (ii) LIBO Rate Loan, 4.25% per annum;".

        (c) Upon the Amendment No. 3 Effective Date, DB shall, for all purposes of the Credit Agreement and all other Loan Documents, be a "Lender" thereunder. In addition, solely for the purposes of the Term-D Loan Commitments and the Term-D Loans, each of CSFB and DBAB shall have the titles as set forth opposite its respective name as set forth below:

               CSFB: Joint Book Running Manager, Co-Lead Arranger and
                     Co-Syndication Agent for the Term-D Loans.

               DBAB: Joint Book Running Manager, Co-Lead Arranger and
                     Co-Syndication Agent for the Term-D Loans.

        SUBPART 2.2. Addition of Certain Definitions to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

                      "Amendment No. 3" means that certain Consent and Amendment
               No. 3 to Credit Agreement, dated as of January 21, 2002, among the Borrower, the Agents and the Lenders.

                      "Amendment No. 3 Effective Date" means the date on which
               all conditions set forth in Article III of Amendment No. 3 have been satisfied and the Term-D Loans have been made.

                      "Term-D Loan Fee Letter" means the confidential fee
               letter, dated December 4, 2001 among the Borrower, CSFB, DB and DBAB.

                      "Term-D Loan" is defined in clause (c) of Section 2.1.1.

                      "Term-D Loan Commitment" is defined in clause (c) of
               Section 2.1.1.

                      "Term-D Loan Commitment Amount" means $50,000,000.

                      "Term-D Loan Commitment Termination Date" means the
               earliest of (i) [January 31, 2002] (if the Term-D Loans have not been made on or prior to such date), (ii) the Amendment No. 3 Effective Date (immediately after the making of the Term-D Loans on such date) and (iii) the date on which any Commitment Termination Event occurs.

                      "Term-D Note" means a promissory note of the Borrower
               payable to the order of any Lender, in the form of Exhibit A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term-D Loans, and also means all other promissory notes accepted from time to time in substitution therefore or renewal thereof.

        SUBPART 2.3. Amendment to Section 2.1.1. Section 2.1.1 of the Credit Agreement is hereby amended by (a) inserting the words "and Term-D Loan Commitments" in the heading thereto following the word "Commitments" and (b) by inserting the following as a new clause (c) to read as follows:

               "(c) In addition, subject to compliance by the Borrower with the terms of Sections 2.1.5, 5.1 and 5.2, on (but solely on) the Amendment No. 3 Effective Date (which shall be a Business Day), each Lender that has a Percentage in excess of zero of the Term-D Loan Commitment will make loans (relative to such Lender, its "Term-D Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term-D Loans requested by the Borrower to be made on the Amendment No. 3 Effective Date (with the commitment of each such Lender described in this clause (c) herein referred to as its "Term-D Loan Commitment"). The extension of the Term-D Loan Commitments shall be deemed to constitute the making of additional Term Loan Commitments for purposes of Section 2.1.3 of the Credit Agreement. No amounts repaid or prepaid with respect to Term-D Loans may be reborrowed."

        SUBPART 2.4. Amendment to Section 2.1.5. Clause (a) of Section 2.1.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(a) any Term-C Loan or Term-D Loan, as the case may be, if, after giving effect thereto, the aggregate original principal amount of all Term-C Loans or Term-D Loans, as applicable, of such Lender would exceed such Lender's Percentage of the Term-C Loan Commitment Amount or Term-D Loan Commitment Amount, as the case may be; or"

        SUBPART 2.5.  Amendments to Section 3.1.1.

        (a) Clause (a)(i) of Section 3.1.1 of the Credit Agreement is hereby amended by replacing each occurrence of the phrase "Term-B Loans and Term-C Loans" with the phrase "Term-B Loans, Term-C Loans and Term-D Loans" and by replacing each occurrence of the phrase "Term-B Loans or Term-C Loans" with the phrase "Term-B Loans, Term-C Loans or Term-D Loans".

        (b) Section 3.1.1 of the Credit Agreement is hereby further amended by
        (i) inserting semi-colons (";") at the end of clauses (h) and (i) thereof, (ii) redesignating existing clause "(j)" thereof as new clause "(k)" and (iii) inserting the following as a new clause (j):

               "(j) shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring during any period set forth below, make a scheduled repayment of the outstanding principal amount, if any, of Term-D Loans in an aggregate amount equal to the amount set forth opposite such Stated Maturity Date or period, as applicable (as such amounts may have otherwise been increased or reduced pursuant to this Agreement):

               ----------------------------------------------------------------
                                                              Scheduled
                               Period                      Principal Amount
               ----------------------------------------------------------------
                         01/01/04-07/31/07                   $125,000.00
               ----------------------------------------------------------------
                08/01/07 to the Stated Maturity Date        $12,031,250.00
                          for Term-D Loans
               ----------------------------------------------------------------

        SUBPART 2.6. Amendment to Section 6.17. Section 6.17 of the Credit Agreement is hereby amended by (i) replacing the word "and" the first time it appears in the first parenthetical of such Section with a comma (","), (ii) inserting the words ", the making of Term-D Loans on the Amendment No. 3 Effective Date" after the word "Guaranty" appearing in such parenthetical and
(iii) inserting the following sentence at the end of such Section:

               "After giving effect to the making of the Term-D Loans, and after giving effect to the application of the proceeds thereof, the Borrower and each Subsidiary Guarantor is Solvent."

        SUBPART 2.7. Amendment to Article VII. Section 7.1.9 of the Credit Agreement is hereby amended by (i) deleting the parenthetical "(i)", (ii) replacing the term "Term-C Loans" each time it appears therein with the term "Term Loans" and (iii) inserting a new clause (d) immediately following clause
(c) thereof to read in its entirety as follows:

               "(d) apply the proceeds of the Term-D Loans to finance the continued build-out and expansion of the Network, the exercise of options to acquire spectrum licenses for additional markets from Nextel and future acquisitions of additional frequencies and spectrum licenses, to pay reasonable fees and expenses and for general corporate and working capital purposes of the Borrower and its Subsidiaries."

        SUBPART 2.8. Amendment to Schedules, Exhibits, etc. to Credit Agreement. The Credit Agreement is hereby amended by (i) inserting Exhibit A-1 to this Amendment No. 3 as a new Exhibit A-4 to the Credit Agreement and (ii) inserting
Schedule I hereto as Schedule IIA to the Credit Agreement.


                                   ARTICLE III
                              CONDITIONS PRECEDENT

        The effectiveness of this Amendment No. 3 (and the amendments, modifications and waivers of and to the Credit Agreement contained herein and contemplated hereby) shall be conditioned upon the making of the Term-D Loans and the prior or con-current satisfaction of each of the conditions set forth in this Article III.

        SUBPART 3.1. Counterparts and Lender Consents. The Agents shall have received counterparts hereof executed on behalf of the Borrower, each other Obligor, the Required Lenders, CSFB, DBAB and DB.

        SUBPART 3.2. Delivery of Term-D Notes. The Administrative Agent shall have received a Term-D Note for the account of each Lender of Term-D Loans requesting such Note prior to the Amendment No. 3 Effective Date.

        SUBPART 3.3. Delivery of Borrowing Request. The Agents shall have received a Borrowing Request relating to the Term-D Loans, duly executed and delivered by the Borrower.

        SUBPART 3.4. Payment of Fees and Expenses. The Borrower shall have paid
(i) all fees and expenses due and payable pursuant to the Term-D Loan Fee Letter and the Credit Agreement, if any, (ii) all reasonable fees, costs and expenses of the Agents incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 3 and related documents, including all reasonable fees and disbursements of counsel to the Agents and (iii) all other reasonable fees, costs and expenses due and payable pursuant to Sections
3.3 and 10.3 of the Credit Agreement to the extent then invoiced.

        SUBPART 3.5. Amendment No. 3 Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the Amendment No. 3 Effective Date, in form and substance satisfactory to the Syndication Agent and duly executed and delivered by an Authorized Officer of each Obligor and substantially in the form of Annex I hereto, in which certificate each Obligor shall agree and acknowledge that the statements made therein with respect to such Obligor or any Loan Document to which it is a party are true and correct representations and warranties of such Obligor as of such date, and, at the time such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to such certificate shall be in form and substance reasonably satisfactory to the Agents.

        SUBPART 3.6. Opinion of Counsel. The Agents shall have received one or more legal opinions, dated the Amendment No. 3 Effective Date and addressed to the Agents and all of the Lenders, from legal counsel to the Obligors, in form and substance satisfactory to the Agents.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

        SUBPART 4.1. Representations and Warranties. In order to induce the Lenders to consent to the amendments and waivers contained herein and to enter into this Amendment No. 3, each Obligor, jointly and severally, represents and warrants as set forth below:

        (a) After giving effect to this Amendment No. 3, (i) the obligations of the Borrower under and in respect of the Term-D Loans and the Term-D Loan Commitments constitute "Obligations" under the Credit Agreement and each other Loan Document, and (ii) the amendment, waiver and modification of certain terms and provisions of the Credit Agreement resulting from the effectiveness of this Amendment No. 3 do not and will not impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan

        Documents entered into by any Obligor (the "Security Documents"), and such Liens continue as first priority, perfected Liens on the assets and property of the Obligors secured thereby, securing repayment of all Obligations, including the Term-D Loans, whether heretofore or hereafter incurred. The amendment, waiver and modification of certain terms and provisions of the Credit Agreement resulting from the effectiveness of this Amendment No. 3 do not and will not require that any new filings be made or other action taken (x) to perfect or to maintain the perfection of such Liens or (y) to record, perfect or create any Lien, or cause any Lien to attach, in respect of any Obligations resulting from or in respect of the Term-D Loans or the Term-D Loan Commitments. The position of the Lenders (including the Lenders of the Term-D Loans) with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any respect by the amendment, waiver and modification of certain terms and provisions of the Credit Agreement resulting from the effectiveness of this Amendment No. 3 or by the execution, delivery, performance or effectiveness of this Amendment No. 3.

        (b) Each Obligor acknowledges, reaffirms and agrees that, as of the Amendment No. 3 Effective Date (i) such Person's respective covenants and agreements contained in the Credit Agreement and each other Loan Document to which such Person is a party, including, in each case, as such covenants and agreements may be modified by this Amendment No. 3 remain in full force and effect, except to the extent expressly modified hereby; and (ii) in the case of each such Obligor which has delivered a Guaranty or Security Document, Obligations of such Obligor under and in respect of each such Loan Document remain in full force and effect and continue in favor and for the benefit of all Obligations created under and in connection with the Loan Documents (as modified by this Amendment No. 3), including the Term-D Loans. Each such Obligor further confirms that each such Loan Document to which such Person is a party (both before and after giving effect to this Amendment No. 3) is and shall continue to be in full force and effect and the same are hereby ratified, approved and confirmed in all respects, except that upon the occurrence of the Amendment No. 3 Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", "therein" or words of like or similar import shall mean and be a reference to the Credit Agreement and the Loan Documents as amended or otherwise modified hereby.

        (c) Both immediately before and immediately after giving effect to this Amendment No. 3, the representations and warranties set forth in this Amendment No. 3, the Credit Agreement and each other Loan Document are, in each case, true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

        (d) Both immediately before and immediately after giving effect to this Amendment No. 3, no Default has occurred and is continuing, and no Obligor is in material violation of any law, rule or regulation or any court order or decree.

        SUBPART 4.2. Validity, etc. This Amendment No. 3, the Credit Agreement and each other Loan Document, in each case as modified as a result of the effectiveness of this Amendment No. 3, each constitutes the legal, valid and binding obligation of the Obligors party hereto or thereto enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        SUBPART 4.3. No Default. Both immediately before and after giving effect to this Amendment No. 3, no Default has occurred and is continuing.

        SUBPART 4.4. Solvency. Neither the making of the Term-D Loans, nor the guaranty of the Loans (including the Term-D Loans) or any other Obligations under or in respect of any Loan Documents by the Guarantors pursuant to the Guarantees nor any other transaction contemplated to occur on the Amendment No. 3 Effective Date will involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C.
Section 101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. On the Amendment No. 3 Effective Date, after giving effect to the making of the Term-D Loans, the Borrower and its Subsidiaries taken as a whole, are Solvent.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

        SUBPART 5.1. Ratification of and References to the Credit Agreement. This Amendment No. 3 shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and each other Loan Document is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any Loan Document or other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby. Other than as specifically provided herein, this Amendment No. 3 shall not operate as a waiver or amendment of any right, power or privilege of any Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment No. 3 preclude any Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto.

        SUBPART 5.2. Headings. The various headings of this Amendment No. 3 are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment No. 3 or any provisions hereof.

        SUBPART 5.3. Execution in Counterparts. This Amendment No. 3 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

        SUBPART 5.4. Successors and Assigns. This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SUBPART 5.5. Governing Law; Entire Agreement. THIS AMENDMENT NO. 3 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment No. 3 and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        IN WITNESS WHEREOF, the signatories hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized as of the day and year first above written.




                                        NEXTEL PARTNER OPERATING CORP.




                                        By: /s/ JOHN D. THOMPSON
                                           -----------------------------------
                                           Name:  John D. Thompson
                                           Title: Vice President, Treasurer
                                                  and Chief Operating Officer



                                        NEXTEL PARTNERS, INC.




                                        By: /s/ JOHN D. THOMPSON
                                           -----------------------------------
                                           Name:  John D. Thompson
                                           Title: Vice President, Treasurer
                                                  and Chief Operating Officer



                                        NPCR, INC.




                                        By: /s/ JOHN D. THOMPSON
                                           -----------------------------------
                                           Name:  John D. Thompson
                                           Title: Vice President, Treasurer
                                                  and Chief Operating Officer



                                        NEXTEL PARTNERS OF UPSTATE NEW YORK,
                                        INC.




                                        By: /s/ JOHN D. THOMPSON
                                           -----------------------------------
                                           Name:  John D. Thompson
                                           Title: Vice President, Treasurer
                                                  and Chief Operating Officer

                                        NEXTEL WIP LEASE CORP.



                                        By: /s/ JOHN D. THOMPSON
                                           -----------------------------------
                                           Name:  John D. Thompson
                                           Title: Vice President, Treasurer
                                                  and Chief Operating Officer



                                        NEXTEL WIP LICENSE CORP.




                                        By: /s/ JOHN D. THOMPSON
                                           -----------------------------------
                                           Name:  John D. Thompson
                                           Title: Vice President, Treasurer
                                                  and Chief Operating Officer



                                        NEXTEL PARTNERS EQUIPMENT CORP.




                                        By: /s/ JOHN D. THOMPSON
                                           -----------------------------------
                                           Name:  John D. Thompson
                                           Title: Vice President, Treasurer
                                                  and Chief Operating Officer



                                        NPFC INC.




                                        By: /s/ JOHN D. THOMPSON
                                           -----------------------------------
                                           Name:  John D. Thompson
                                           Title: Vice President, Treasurer
                                                  and Chief Operating Officer



                                        NEXTEL WIP EXPANSION CORP.




                                        By: /s/ JOHN D. THOMPSON
                                           -----------------------------------
                                           Name:  John D. Thompson
                                           Title: Vice President, Treasurer
                                                  and Chief Operating Officer

                                        NEXTEL WIP EXPANSION TWO CORP.




                                        By: /s/ JOHN D. THOMPSON
                                           -----------------------------------
                                           Name:  John D. Thompson
                                           Title: Vice President, Treasurer
                                                  and Chief Operating Officer

                                           CREDIT SUISSE FIRST BOSTON,
                                           as Co-Syndication Agent and as Lender


                                           By:  /s/ DAVID L. SAWYER
                                              ----------------------------------
                                           Name:  David L. Sawyer
                                           Title: Director


                                           By:  /s/ BILL O'DALY
                                              ----------------------------------
                                           Name:  Bill O'Daly
                                           Title: Director


                                           DEUTSCHE BANC ALEX. BROWN INC.,
                                           as Co-Syndication Agent


                                           By: /s/ LAWRENCE ASKOWITZ
                                              ----------------------------------
                                           Name:  Lawrence Askowitz
                                           Title: Director


                                           THE BANK OF NEW YORK,
                                           as Documentation Agent


                                           By: /s/ REENA A. BRASIN
                                              ----------------------------------
                                           Name:  Reena A. Brasin
                                           Title: AVP


                                           DEUTSCHE BANK AG NEW YORK BRANCH,
                                           as Lender


                                           By:  /s/ ANCA TRIFAN
                                              ----------------------------------
                                           Name:  Anca Trifan
                                           Title: Director

                                        AIMCO CDO SERIES 2000-A
                                        as Lender


                                        By: /s/ JERRY D. ZINKULA
                                           ----------------------------------
                                        Name:  Jerry D. Zinkula
                                        Title: Authorized Signatory


                                        By: /s/ DAVID WALSH
                                           ----------------------------------
                                        Name:  David Walsh
                                        Title: Authorized Signatory


                                        ALLSTATE LIFE INSURANCE COMPANY
                                        as Lender


                                        By: /s/ JERRY D. ZINKULA
                                           ----------------------------------
                                        Name:  Jerry D. Zinkula
                                        Title: Authorized Signatory


                                        By: /s/ DAVID WALSH
                                           ----------------------------------
                                        Name:  David Walsh
                                        Title: Authorized Signatory


                                        APEX (IDM) CDO I, LTD.
                                        as Lender


                                        By: /s/ ADRIENNE MUSGNUG
                                           ----------------------------------
                                        Name:  Adrienne Musgnug
                                        Title: Director


                                        APEX (TRIMARAN) CDO I, LTD.
                                        BY: TRIMARAN ADVISORS, LLC
                                        as Lender


                                        By: /s/ DAVID M. MILLER
                                           ----------------------------------
                                        Name:  David M. Miller
                                        Title: Managing Director


                                        BARCLAYS BANK PLC
                                        as Lender


                                        By: /s/ TIMOTHY C. HARRINGTON
                                           ----------------------------------
                                        Name:  Timothy C. Harrington
                                        Title: Director


                                        CARAVELLE INVESTMENT FUND, LLC
                                        BY: TRIMARAN ADVISORS, LLC
                                        as Lender


                                        By: /s/ DAVID M. MILLER
                                           ----------------------------------
                                        Name:  David M. Miller
                                        Title: Managing Director


                                        CARAVELLE INVESTMENT FUND II, LLC
                                        BY: TRIMARAN ADVISORS, LLC
                                        as Lender


                                        By: /s/ DAVID M. MILLER
                                           ----------------------------------
                                        Name:  David M. Miller
                                        Title: Managing Director

                                           CARLYLE HIGH YIELD PARTNERS, L.P.
                                           as Lender


                                           By:  /s/ LINDA M. PACE
                                              ----------------------------------
                                           Name:  Linda M. Pace
                                           Title: Vice President


                                           CARLYLE HIGH YIELD PARTNERS II, L.P.
                                           as Lender


                                           By:  /s/ LINDA M. PACE
                                              ----------------------------------
                                           Name:  Linda M. Pace
                                           Title: Vice President


                                           CARLYLE HIGH YIELD PARTNERS III, L.P.
                                           as Lender


                                           By:  /s/ LINDA M. PACE
                                              ----------------------------------
                                           Name:  Linda M. Pace
                                           Title: Vice President


                                           DRESDNER BANK AG, NEW YORK
                                           AND GRAND CAYMAN BRANCHES
                                           as Lender


                                           By:  /s/ MICHAEL S. GREENBERG
                                              ----------------------------------
                                           Name:  Michael S. Greenberg
                                           Title: Associate


                                           By:  /s/ BRIAN K. SCHNEIDER
                                              ----------------------------------
                                           Name:  Brian K. Schneider
                                           Title: Associate


                                           ELC (CAYMAN) LTD.
                                           as Lender


                                           By:  /s/ ADRIENNE MUSGNUG
                                              ----------------------------------
                                           Name:  Adrienne Musgnug
                                           Title: Director


                                           ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                           as Lender


                                           By:  /s/ ADRIENNE MUSGNUG
                                              ----------------------------------
                                           Name:  Adrienne Musgnug
                                           Title: Director


                                           ELC (CAYMAN) LTD. 1999-II
                                           as Lender


                                           By:  /s/ ADRIENNE MUSGNUG
                                              ----------------------------------
                                           Name:  Adrienne Musgnug
                                           Title: Director


                                           ELC (CAYMAN) LTD. 1999-III
                                           as Lender


                                           By:  /s/ ADRIENNE MUSGNUG
                                              ----------------------------------
                                           Name:  Adrienne Musgnug
                                           Title: Director

                                           ELC (CAYMAN) LTD. 2000-I
                                           as Lender

                                           By: /s/ ADRIENNE MUSGNUG
                                               --------------------------
                                           Name:  Adrienne Musgnug
                                           Title: Director


                                           FIRST UNION NATIONAL BANK
                                           as Lender

                                           By: /s/ MARK L. COOK
                                               --------------------------
                                           Name:  Mark L. Cook
                                           Title: Senior Vice President


                                           FRANKLIN CLO II, LIMITED
                                           FRANKLIN FLOATING RATE TRUST
                                           as Lender


                                           By: /s/ CHAUNCEY LUFKIN
                                               --------------------------
                                           Name:  Chauncey Lufkin
                                           Title: Vice President


                                           GALAXY CLO 1999-1, LTD.
                                           as Lender

                                           By: /s/ STEVEN OH
                                               --------------------------
                                           Name:  Steven Oh
                                           Title: Authorized Agent


                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION
                                           as Lender

                                           By: /s/ MOLLY S. FERGUSSON
                                               --------------------------
                                           Name:  Molly S. Fergusson
                                           Title: Manager - Operations


                                           MUIRFIELD TRADING LLC
                                           as Lender

                                           By: /s/ DIANA L. MUSHILL
                                               --------------------------
                                           Name:  Diana L. Mushill
                                           Title: Asst. Vice President


                                           NATIONAL CITY BANK
                                           as Lender

                                           By: /s/ TIMOTHY J. AMBROSE
                                               --------------------------
                                           Name:  Timothy J. Ambrose
                                           Title: Vice President


                                           OLYMPIC FUNDING TRUST, SERIES 1999-1
                                           as Lender

                                           By: /s/ DIANA L. MUSHILL
                                               --------------------------
                                           Name:  Diana L. Mushill
                                           Title: Authorized Agent

                                        PRESIDENT & FELLOWS OF HARVARD COLLEGE
                                        BY: REGIMENT CAPITAL MANAGEMENT, LLC
                                            AS ITS INVESTMENT ADVISOR
                                            REGIMENT CAPITAL ADVISORS, LLC
                                            ITS MANAGER AND PURSUANT TO
                                            DELEGATED AUTHORITY
                                        as Lender

                                        By: /s/ TIMOTHY S. PETERSON
                                           ------------------------------------
                                        Name:  Timothy S. Peterson
                                        Title: President


                                        ROSEMONT CLO, LTD.
                                        BY: DEERFIELD CAPITAL MGMT., LLC
                                            AS ITS COLLATERAL MANAGER
                                        as Lender

                                        By: /s/ MARK E. WITTNEBEL
                                           ------------------------------------
                                        Name:  Mark E. Wittnebel
                                        Title: Sr. Vice President


                                        SEQUILS-CUMBERLAND I, LTD.
                                        BY: DEERFIELD CAPITAL MGMT., LLC
                                            AS ITS COLLATERAL MANAGER
                                        as Lender

                                        By: /s/ MARK E. WITTNEBEL
                                           ------------------------------------
                                        Name:  Mark E. Wittnebel
                                        Title: Sr. Vice President


                                        TYRON CLO LTD. 2000-1
                                        as Lender

                                        By: /s/ ADRIENNE MUSGNUG
                                           ------------------------------------
                                        Name:  Adrienne Musgnug
                                        Title: Director

        ACCEPTED BY:

        BANK OF MONTREAL,
        as Administrative Agent


        By  /s/ KAREN KLAPPER
          ---------------------------------
        Name:  Karen Klapper
        Title: Director

                                                                      SCHEDULE I



                             TERM-D LOAN COMMITMENT

Lender                                                        Percentage
------                                                        ----------
Credit Suisse First Boston                                    50%

Deutsche Bank AG New York Branch                              50%

                                                                     EXHIBIT A-1


                                   Term-D Note

                                                                         ANNEX I

                   Amendment No. 3 Effective Date Certificate